Exhibit 10.19

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “[XX]”.

Contract

Distribution Transformers

05-041D

For:

Newfoundland Power Inc.
Maritime Electric Company Limited
FortisAlberta Inc.
FortisBC Inc.

AGREEMENT
SCHEDULE A – GENERAL CONDITIONS
SCHEDULE B – STATEMENT OF WORK
SCHEDULE C – PAYMENT FOR WORK
SCHEDULE D – SAMPLE SUPPLIER PERFORMANCE EVALUATION FORM

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Agreement

THIS AGREEMENT is made effective the 1st of September, 2006.

BETWEEN:

PIONEER TRANSFORMERS LTD. a corporation incorporated in 1995, having its head office in the City of Granby in the Province of Quebec.
(hereinafter referred to as the “Supplier”)

- and -

NEWFOUNDLAND POWER INC., a corporation incorporated in Newfoundland, having its head office in the City of St. John’s in the Province of Newfoundland and Labrador.
(hereinafter referred to as the “Utility”)

- and -

MARITIME ELECTRIC COMPANY, LIMITIED, a corporation incorporated in Prince Edward Island, having its head office in the City Charlottetown in the Province of Prince Edward Island.
(hereinafter referred to as “the Utility”)

- and -

FORTISALBERTA INC., a corporation incorporated in Alberta, having its head office in the City of Calgary in the Province of Alberta.
(hereinafter referred to as the “Utility”)

- and -

FORTISBC INC., a corporation incorporated by a special Act of the Legislature of the Province of British Columbia, having its head office in the City of Kelowna in the Province of British Columbia.
(hereinafter referred to as the “Utility”)

All together the Fortis companies are hereinafter referred to as the “Utilities.”

WHEREAS:

A.           The Supplier is in the business of providing certain material supply services in Canada;

B.    The Utilities requires the provision of such material supply services for the purpose of completing the Work and the Supplier has agreed to provide such material supply services to the Utilities, and to do such other acts and things as are described in this Agreement upon the terms and conditions set forth below;

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       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

TERM:

The term of this agreement is from September 01, 2006 to December 31, 2007 with an option for renewal of thirty-six (36) months if mutually agreed upon in writing by each of the signatory parties. If extended, prices for January 1, 2008 to December 31, 2010 shipments will be subject to the Index Pricing as per “Schedule C — Payment for Work.”

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Newfoundland Power Inc.	Agreement

ARTICLE 1

INTERPRETATION
Definitions

1.1	In this Agreement:

a)	“Contract Price” means the price set forth in “Schedule C – Payment for Work” to this Agreement;

b)	“Material Supply Schedule” means the material supply schedule set forth in “Schedule B – Statement of Work” to this Agreement;

c)	“Effective Date” means the date first set forth above;

d)	“Services” means the services required to perform the Work as more fully described in “Schedule B – Statement of Work” to this Agreement;

e)	“Work” means the work set forth in “Schedule B – Statement of Work” to this Agreement;.

0	“Items” refers to the materials set forth in “Schedule C – Payment for Work” to this Agreement;

g)	“On Time Delivery” refers to the delivery of Items as per the criteria set forth in “Schedule B – Statement of Work” to this Agreement.

h)	“Release Schedule” means a form provided to the Supplier at the beginning of each month displaying the delivery requirements for the following six (6) months.

Incorporation of Schedules

1.2
The following Schedules, annexed hereto, are incorporated in this Agreement and are deemed to be part hereof and any references to this Agreement shall mean this Agreement including such Schedules:

Schedule A - General Conditions
Schedule B - Statement of Work
Schedule C – Payment for Work
Schedule D – Sample Supplier Performance Evaluation Form

In the even of a conflict or inconsistency between the terms of a Schedule and terms of the main body of this Agreement, the terms of the main body of this Agreement shall’ prevail.

Governing Law

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Newfoundland Power Inc.	Agreement

1.3	This Agreement shall be governed by the laws of the Province in which the goods are used and the federal laws of Canada applicable therein.

ARTICLE 2
SERVICES

Services

2.1
Commencing on the Effective Date, the Supplier shall provide the Services to the Utilities in accordance with the Material supply Schedule and the General Conditions set forth in “Schedule A — General Conditions.”

ARTICLE 3
PRICING AND PAYMENT

Pricing and Payment

3.1	The Utilities shall pay the Supplier in accordance with “Schedule C- Payment for Work.”

Changes in the Product

3.3
The Utilities shall have the right to order, at any time changes to the product. The Utilities shall identify and document in sufficient detail all such changes and request the time for completion of the changes. When changes to the product have been so identified and documented in sufficient detail, the Supplier shall promptly estimate the effect of such changes on the Contract Price, if any, and so notify the Utilities. Upon approval by both parties of the change in writing, this Agreement shall be deemed to have been amended to reflect the amended Contract Price and the time for completion. Unless a change has been agreed to in writing, there will not be any changes to the Contract Price.

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Newfoundland Power Inc.	Agreement

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representatives as of September 1, 2006.

SUPPLIER

Per: /s/ Raymond Haddad

Print Name: Raymond Haddad

Title: V-P of Operations

NEWFOUNDLAND POWER INC.

Per: /s/ Karl Smith

Print Name: Karl Smith

Title: CEO

MARITIME ELECTRIC COMPANY, LIMITED

Per: /s/ Fred O’ Brien

Print Name: Fred O’ Brien

Title: President + CEO

FORTISALBERTA, INC.

Per: /s/ P.G. Hughes

Print Name:  P.G. Hughes

Title: President + CEO

FORTISBC INC.

Per: /s/ Doyle Sam

Print Name: Doyle Sam

Title: V.P. Transmission & Distribution

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Newfoundland Power Inc.	Schedule A – General Conditions

1.	ENTIRETY AND ACCEPTANCE.	1
2.	CURRENCY:	1
3.	SHIPPING INSTRUCTIONS:	1
4.	INSPECTION:	1
5.	INVOICING:	1
6.	ESCALATION:	1
7.	WARRANTY.	2
8.	LIABILITY AND INDEMNIFICATION.	2
9.	TERMINATION:	3
9.1	Termination for Cause	3
9.2	Termination for Convenience	3
9.3	Suspension	4
9.4	Supplier’s Right to Payment	4
9.5	Terms surviving termination	4
10.	INDEPENDENT SUPPLIER:	4
11.	SUBSUPPLIERS:	4
12.	ASSIGNMENT BY THE SUPPLIER:	4
13.	CONFIDENTIALITY	5
14.	ON-SITE WORK:	5
14.1	Insurance Provisions:	5
14,2	Union Compliance:	7
14.3	Environment, Health and Safety Rules:	7
14.4	Acceptance of the Work:	7
14.5	Responsibility:	7
14.6	WHMIS Legislation:	7
14.7	Environmental Protection:	8
14.8	Employment Legislation:	8
14.9	TDG Legislation:	8

15.	FORCE MAJEURE:	8
16.	DISPUTES:	8
17.	COMPLIANCE WITH LAW:	9
18.	VENUE:	9
19.	NOTICES:	9
20.	RIGHT TO AUDIT:	9
21.	GENERAL:	9

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Newfoundland Power Inc.	Schedule A – General Conditions

1.           ENTIRETY AND ACCEPTANCE:

This Agreement, when executed by the parties, forms the entire Agreement between the parties and shall supersede all prior agreements, understandings and negotiations. No other terms shall apply unless agreed to in writing by the Utilities and the Supplier.

2.           CURRENCY:

All references to currency are deemed to mean lawful money of Canada.

3.           SHIPPING INSTRUCTIONS:

Every signed original bill of lading or express receipt shall be retained by the Supplier and supplied to the Utility upon request. A packing list shall accompany all shipments indicating the Agreement Number and fully describing all enclosed goods. All shipments must be packed or. crated to protect the goods from damage during transit, and in accordance with any special conditions otherwise stated herein. Export symbols, serial numbers, weights, measurements and other- identification shall be clearly marked on each shipment by the Supplier prior to transit. No extra charges for shipping shall be allowed, unless agreed to and specified in the Agreement. Shipping will be DDP destination with transfer of title on delivery.

4.           INSPECTION:

All goods covered by this Agreement shall, at all times and places be subject to inspection by the Utilities, its duly authorized agents, and representatives, with respect to progress, materials and workmanship, and prior to acceptance and commencement of the Warranty Period the Utilities shall be entitled to reject delivery of any such goods, or items thereof reasonably determined by the Utilities to be inadequate or deficient. Notwithstanding the foregoing, neither inspection nor non-inspection nor any acceptance of any goods by the Utilities shall in any way limit or relieve the Supplier of any of the Supplier’s obligations hereunder, including, without limitation, the obligation to supply such goods strictly in the quantities ordered and otherwise in accordance with the terms and conditions contained in this Agreement and any applicable purchase order.

5.           INVOICING:

a)	Invoices (single copy) shall be rendered to the separate Utilities upon shipment see “Schedule C — Payment for Work” for addresses for each Utility’s accounts payable department.
b)	Each invoice shall fully describe the goods supplied or services performed and shall state whether the billing is “Partial” or “Final.”
c)	The Agreement Number shall appear on all invoices, packing lists and delivery tickets.
d)	All sales tax, custom duties and shipping charges shall be shown separately on each invoice.

6.           ESCALATION:

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Newfoundland Power Inc.	Schedule A – General Conditions

No claims for increase in price shall be allowed unless an escalator clause is a specified part of this Agreement. All claims shall be supported and justified with full proof and support by the Supplier. The Supplier shall advise the Utilities in writing the day an escalator clause becomes effective. Escalation invoked after the original promised delivery date for the related goods shall not be approved.

7.           WARRANTY:

The Supplier warrants that during the warranty period hereinafter defined the Product sold shall be free from defects in material and workmanship and shall be of the kind and quality designated or described in the specifications.

If within thirty (30) months from the date of notification of readiness of shipment or twenty-four (24) months from date of first use by the Utilities, whichever date occurs first, the Product does not meet the warranties specified above, the Supplier agrees to correct any defect, at its option, either by repairing any defective parts, or by making available, repaired or replacement parts, provided the Utilities notifies the Supplier promptly of any such defects.

In no case shall the Supplier be liable for the removal/reinstallation of non-Supplier Goods. The cost of removal of the defective Product from its related system, site and/or ancillary equipment, and the cost of its reinstallation in such system, site and/or ancillary equipment shall be borne by the Supplier up to a maximum of  [XX]%. The transportation costs (between the contractual delivery site and the Supplier’s plant or repair shop) shall be borne both ways by the Supplier. The Utilities shall not return or dispose of any Product or part thereof with respect to which it intends to make a claim under the foregoing warranty, without the Supplier’s express prior written authorization. During the warranty period all replacement parts will be shipped at the Supplier’s cost.

Any repair or replacement pursuant to the foregoing warranties hereto shall not renew or extend the warranties. The foregoing warranties shall be void to any deficiency or defect resulting from, the ‘Product being improperly installed or cared for, operated under abnormal conditions or contrary to specifications or instructions of’ the Supplier, normal wear and tear, modifications or alterations made by the Utilities or a third party without the Supplier’s consent.

The express warranties set forth in this Agreement are exclusive and no other warranties of any kind, whether statutory, oral, written, express or implied, including any implied warranty of merchantability or fitness for a particular purpose, shall apply. The Utilities’ exclusive remedies and the Supplier’s only obligations arising out of or in connection with defective equipment or services or both, whether based on warranty, contract, tort (including negligence) or otherwise, shall be those stated herein.

8.           LIABILITY AND INDEMNIFICATION:

The Supplier shall be liable for and shall indemnify and save harmless the Utilities, its officers, directors, employees, subsuppliers and agents, from and against any and all loss arising out of any and all claims, suits and demands with respect to personal injury and property damage, made or-brought against the Utilities, its officers, directors, employees, subsuppliers or agents arising directly out of or in connection with the negligent performance of the Services by the Supplier or its employees, subsuppliers, agents or others for whom it is responsible at law except to the extent that such claims, suits and demands result from the negligence or default of the Utilities, its officers, directors, employees, subsuppliers or agents.

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Newfoundland Power Inc.	Schedule A – General Conditions

For contracts whose prices are up to and including $[XX], the liability in relation to direct damages will be limited to an aggregate of [XX] times the value of the agreement. For contracts whose prices are above $[XX], the liability in relation to direct damages will be limited to an aggregate of [XX] times the value of the agreement or $[XX], whichever is the lessor. In no event shall the Supplier be liable for indirect and consequential damages including, but not limited to, loss of revenue or loss of profit.

9.           TERMINATION:

9.1.	Termination for Cause

a)
The Supplier’s failure to supply material with any terms and conditions of this Agreement, or any purchase order issued hereunder, or failure to complete any purchase order with promptness and diligence, or failure to deliver any Distribution Transformers and/or perform any Work in relation thereto, within the time specified therefore in the applicable purchase order (or any extension thereof authorized by The Utilities in writing), shall constitute default on the part of the Supplier.

b)
If the Supplier is in default, the Utilities may give written notice (“Notice”) of default to the Supplier, calling upon the Supplier to remedy such default and specifying the date upon which this Agreement will terminate if the Supplier fails to remedy such default within five (5) days of receiving the Notice (or if such default is not reasonably capable of rectification within 5 days, if the Supplier fails to commence rectification of the default within 5 days and thereafter to proceed diligently with such rectification until the default has been remedied in full). The Supplier shall, upon receipt of the Notice, remedy its default in accordance with this Clause 9.1b) and at no further cost or expense to The Utilities.

c)
If the Supplier fails to remedy its default in full pursuant to Clause 9.1b) above, this Agreement shall terminate on the date and to the extent set forth in the Notice. In such event, The Utilities may procure the Distribution Transformers and/or Work, as applicable, from other sources and the Supplier, shall be liable to the Utilities for any losses or excess costs occasioned thereby. The Utilities shall additionally be entitled to assert against the Supplier all other remedies that The Utilities may have under this Agreement (including, without limitation, liquidated damages, if applicable), at law and in equity.

9.2.
Termination for Convenience

The Utilities may terminate any purchase order, in whole or in part, at any time without cause prior to its completion by sending the Supplier written notice of such termination. The Utilities shall pay the Supplier’s reasonable costs actually

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Newfoundland Power Inc.	Schedule A – General Conditions

incurred as a direct result of such termination. The Utilities shall not be liable for anticipated profits based upon work not yet performed.

9.3.
Suspension

The Utilities may suspend performance of any purchase order, in whole or in part, at any time by written notice to the Supplier. Upon further written notice by The Utilities to the Supplier as to cessation of the suspension, the Supplier shall promptly resume performance of such purchase order to the extent requested by The Utilities and the Delivery Date therefore shall be extended by a period equal to the period of suspension and the Utilities shall reimburse the Supplier for the reasonable direct costs actually incurred by the Supplier as a result of such suspension.

9.4.
Supplier’s Right to Payment

Subject only to Clause 9.2 above, in the, event of any termination of this Agreement or any purchase order hereunder, the Utilities’ sole liability to the Supplier shall be for payment of items delivered and/or Work performed pursuant hereto up to and including the date of termination. In particular, but without limiting the generality of the foregoing, the Utilities shall not be liable to the Supplier for any loss of profits or like consequential losses, relating to such termination.

9.5.	Terms surviving termination Notwithstanding any termination of this Agreement, the provisions of Clauses 6, 7, 8, 13, 16 and 20 shall continue in full force and effect following termination.

10.
INDEPENDENT SUPPLIER:

The Supplier is and shall remain at all times an independent Supplier and not an employee or agent of the Utilities. The. Supplier shall ensure that the work is performed to a workmanlike standard by persons properly skilled and trained to perform the Work. The Supplier shall be solely responsible for all training and supervision of its employees, subsuppliers and agents.

11.
SUBSUPPLIERS:

Supplier shall require any subsupplier to agree to be bound by these terms and conditions and to abide by the Utilities requirements for safety and loss management and shall be fully responsible for any part of the Work performed by subsuppliers and for the acts or omissions of subsuppliers and all persons either directly or indirectly employed. by them, to the same extent as the Supplier is for its own acts or omissions.

12.	ASSIGNMENT BY THE SUPPLIER:

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Newfoundland Power Inc.	Schedule A – General Conditions

The Supplier shall not assign this Agreement, nor any monies due or to become due hereunder, without the Utilities prior written consent. Any assignment that is attempted without the Utilities consent shall render this Agreement null and void.

13.
CONFIDENTIALITY:

The Supplier agrees to maintain confidentiality with regard to secret, confidential or restricted matters that are disclosed or developed in, connection with this Agreement, when so advised by the Utilities, agrees to execute a confidentiality agreement in form and content as determined by the Utilities acting reasonably forthwith upon the Utilities request therefore and may require a similar agreement of all employees, subsupplier and agents of the Supplier to whom any work or duty relating to this Agreement may be allotted.

The Utilities agrees to maintain confidentiality with regard to secret, confidential or restricted matters that are disclosed or developed in connection with this Agreement, and, when so advised by the Supplier, agrees to execute a confidentiality agreement in form and content as determined’ by the Supplier forthwith upon the Supplier’s request therefore and shall require a similar agreement of all employees, subsuppliers and agents of the Utilities, to whom any work or duty relating to this Agreement may be allotted.

14.
ON-SITE WORK:

Any requests placed by the Utilities which results in the Supplier, its employees, agents or subsupplier, performing services or constructing, inspecting or delivering goods on premises owned or controlled by the Utilities (“On-Site Work”), shall be subject to the following additional terms and conditions:

14.1.	Insurance Provisions:

14.1.1
The Supplier shall, without limiting any of its obligations and liabilities under this Agreement, procure and maintain, at its own expense, with respect to and for the duration of this Agreement, and shall require its Subcontractors to procure and maintain at their cost, appropriate insurance covering its obligations with respect to this Agreement, or such other insurance as may be required by law to provide, including the following minimum insurance coverages (collectively, the “Policies”):

a)
Workers’ Compensation, to the full extent required in the jurisdiction in which the obligations arise from this Agreement and wherever such contracts of employment with its personnel are made or expressed to be made, or Employer’s Liability Insurance covering each of the personnel and providing limits of not less than two ($2,000,000) dollars where such personnel are not covered by applicable Worker’s Compensation coverage;

b)
Automobile Liability Insurance, covering all owned, leased and hired vehicles used by the Supplier to perform its obligations hereunder, and providing limits of not less than two million ($2,000,000) dollars per occurrence for bodily injury, death and property damage;

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Newfoundland Power Inc.	Schedule A – General Conditions

c)
Commercial General Liability Insurance providing coverage for a combined single limit of not less than two million ($2,000,000) dollars (plus associated defense costs) for each occurrence resulting in bodily injury, including death, sustained by any person or persons, or resulting in injury to or destruction of property arising out of or in connection with the operations of the Supplier, their. officers, directors, employees and agents. Coverage shall include, but is not limited to, Personal. Injury, Employer’s Liability, Contractual Liability, Owners and Contractor’s Protective Liability, Broad Form Property Damage, Cross-Liability, Blanket Contractual Liability, Non-Owned Automobile Liability and Broad Form Products and Completed Operations Liability and Forest and Prairie Fire Fighting Costs for a sub limit of not less than two million ($2,000,000) dollars (plus associated defense costs).

14.1.2
With respect to this Agreement, the Suppliers Policies shall include the Utilities and its employees, officers, directors, agents and contractors, as an additional insured, but only with respect to the operations of the Supplier hereunder.

14.1.3
The Policies shall contain a provision that the insurance thereunder shall be primary and shall not call into contribution any other insurance available to the Utilities. All such policies of insurance shall, where appropriate, provide by endorsement or otherwise that insurers waive their right of subrogation against the Utilities and all persons with whom the Utilities may be participating.

14.1.4	The Policies shall provide that thirty (30) days written notice shall be given to the other Party prior to any material change adversely affecting the Insured Party, or cancellation of any Policy.

14.1.5
The Supplier shall provide the Utilities with a certified certificate of insurance for the Supplier and for Subcontractors as appropriate within ten (10) days of signing this Agreement and at the start of each Term that is renewed.

14.1.6	If requested to do so, the Supplier shall provide to the Utilities, evidence of renewal of all Policies, within thirty (30) days following the date upon which the applicable Policy must be renewed.

14.1.7	All such policies shall be placed with insurers and in a form acceptable to the Utilities.

14.1.8
Before commencing any services under this Agreement, the Supplier will deliver to the Utilities a certificate from the appropriate Workers’ Compensation Board or Commission, showing that the Supplier has registered and is in good standing with such Board or Commission.

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Newfoundland Power Inc.	Schedule A – General Conditions

14.1.9
Before, or at the time of applying to the Utilities for final payment under this Agreement, the Supplier will deliver to the Utilities a certificate showing the Supplier has paid all assessments and other amounts required by the Workers’ Compensation Commission.

14.2.
Union Compliance:

The Supplier shall carry out all Services performed on premises owned or controlled by the Utilities connected with this Agreement in accordance with the “contracting out” provisions set forth in the Collective Agreement between the Utilities and any applicable unions, provided the Utilities has given prior notice to the Supplier of the provisions that are applicable.

14.3.	Environment, Health and Safety Rules:

a)
The Supplier’s personnel while on premises owned or controlled by the Utilities, shall abide with all of the Utilities environmental, health and safety requirements including the Utilities incident management policies.

b)	The Supplier shall inform the Utilities on-site supervisor of its presence and the number of personnel on-site on a daily basis.

c)	The Supplier’s tools, equipment and procedures shall meet the environmental, health and safety requirements of all laws and regulations of the jurisdiction in which the work is performed.

14.2.
Acceptance of the Work:

All Work shall at all times be subject to inspection by the Utilities, and any deficiency so detected shall be promptly corrected by the Supplier, provided however, that this inspection shall in no way release the Supplier from warranties as to material, design and workmanship. If the Supplier fails or is unable to correct any deficiency in a manner and within a’ time limit that is satisfactory, to the Utilities acting reasonably, the Supplier shall dismantle and remove that portion of the Work which is deficient; or which in any way fails to conform to the terms and conditions of this Agreement and the. Utilities may replace same and recover the cost from the Supplier and the Supplier shall provide such credit security as the Utilities may require in connection therewith.

14.5.	Responsibility: When the on-site Work involves the Supplier’s utilization of any tools or equipment belonging to the Utilities, then the Supplier shall be:

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Newfoundland Power Inc.	Schedule A – General Conditions

a)	responsible for ensuring that such tools or equipment are adequate and in serviceable condition for the intended use;

b)	responsible for such tools or equipment while in the Supplier’s use, control or possession; and

c)	responsible for supervision of such use.
14.6.
WHMIS Legislation:

Any Services performed on premises owned or controlled by the Utilities shall comply with the Workplace Hazardous Materials Information System (“WHMIS”) legislation of the jurisdiction in which the work is performed. No WHMIS Controlled Products that are extra-ordinary to those in use by the Utilities shall be brought on-site unless the Supplier has first supplied the Utilities with Material Safety Data Sheets for such Products. The Supplier shall be specifically responsible for ensuring that all employees it assigns to the project have received appropriate training as required under the WHMIS legislation.

14.7.
Environmental Protection:

The Supplier shall keep the Utilities premises free from the accumulation of waste material and debris resulting from the Supplier’s activities hereunder, and shall leave the premises in a reasonably clean condition. The Supplier owns any waste generated by the Supplier’s actions and shall meet all of the’ Utilities disposal standards. The Supplier must receive approval from the Utilities before using any of the Utilities pollution control or waste disposal facilities.

14.8.
Employment Legislation:

The Supplier shall comply with the requirements of all applicable Unemployment Insurance, Worker’s Compensation and Occupational Health and Safety legislation and all similar regulations applicable to workers employed by it.

14.9.
TDG Legislation:

The transport of all dangerous goods shall comply with the Transportation of Dangerous Goods (“TDG”) legislation of the jurisdiction in which the work is performed. The Supplier shall be specifically responsible for ensuring that all employees it assigns to the project have received appropriate training as required under the TDG legislation.

15.
FORCE MAJEURE:

If either the Utilities or the Supplier is delayed in or prevented from exercising its rights or performing its obligations under this Agreement by any cause beyond its reasonable control, including but not limited to Acts of God, Acts of Government, strikes, lockouts, fire; floods, freight embargoes, or unusually severe weather and excluding any financial inability to perform, the date of delivery may be extended for a length of time equal to the period of delay if agreed to by all parties.

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Newfoundland Power Inc.	Schedule A – General Conditions

16.
DISPUTES:

All disputes concerning questions of fact which may arise under this Agreement and which are not disposed of by mutual agreement shall be referred to arbitration by a single arbitrator, if the parties agree upon one, otherwise to three arbitrators, one to be named by each party and a third to be chosen by the first two named. The decision of the arbitrators shall be final and conclusive. In the meantime, the Supplier shall diligently proceed with the work as directed.

17.
COMPLIANCE WITH LAW:

The Supplier shall comply with all applicable local, provincial and federal Laws and regulations, the Utilities operating licenses, Certificates of Approval, and other similar requirements including without limitation all environmental and employment laws.

18.	VENUE: This contract shall be construed according to the laws of the jurisdiction in which the goods are delivered or the On-Site Work is performed.

19.	NOTICES: All notices hereunder shall be in writing and shall be sufficiently given if delivered by hand, mailed by prepaid mail or sent by telecommunications.

20.
RIGHT TO AUDIT:

The Utilities retains the right to audit the Supplier’s records’ with respect to services provided or goods delivered pursuant to this Agreement during a period of twelve (12). months following completion of the Work or supply of materials, for the sole purpose of verifying invoices provided to the Utilities by the Supplier.

21.	GENERAL:

a)	No failure or delay on the part of either party in exercising any power or privilege hereunder shall operate as a waiver thereof.

b)	No waiver of any right, power or privilege by a party shall limit or affect that party’s rights with respect to any breach of this Contract by the other party.

c)	Each of the parties hereto shall execute such further documents and give such further assurances as are required to give effect to this Contract.

d)	Time is and shall continue to be of the essence of this Contract.

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Newfoundland Power Inc.	Schedule A – General Conditions

e)
All of the covenants and agreements in this Contract on the party of either party shall apply to and enure to the benefit of and be binding upon their respective legal representatives, successors and permitted assigns.

f)	Each party hereby represents and warrants that it has the power and authority to carry on its business and to enter into this Contract and to perform all of its obligations hereunder.

g)
This Contract constitutes the entire agreement between the parties with respect to the Work and supersedes all previous communications, representations, warranties and agreements, either written or verbal.

h)	Unless the context otherwise requires, words importing the singular shall include the plural and vice-versa and words importing gender shall include the masculine, feminine and neuter genders.

i)	The terms “herein”, “hereunder”, “hereto” and similar expressions refer to this Contract and not to any particular general condition or paragraph of this Contract.

j)
Any terms, covenants, provisions or conditions of this Contract which expressly or by their nature survive the termination of this Contract shall continue in full force and effect subsequent to and notwithstanding such termination and shall not be merged therein or therewith, until such terms, covenants, provisions or conditions are satisfied or by their nature expire.

k)	This Contract shall be governed by and construed in accordance with the laws of the Province in which the goods are used and the parties hereto attorn to the jurisdiction of the courts of Canada.

1)
This Contract shall be executed by the parties, or their representatives in person with original signatures. Subsequent Contract Documents may be executed by the parties, or their representatives, and such execution may be by way of facsimile or electronic transfer.

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Newfoundland Power Inc.	Schedule B – Statement of Work

1.	GENERAL DESCRIPTION	1
2.	TERM OF CONTRACT
3.	DRAWINGS	1
4.	DELIVERY LOCATIONS	1
5.	ESTIMATED FORECAST	2
6.	PACKAGING	3
7.	BILL OF LADING	3
8.	SHIPPING	3
9.	PRODUCT SAFETY	4
10.	TEST REPORTS	4
11.	FUTURE BUSINESS	4
12.	LEAD TIMES	4
13.	RIGHT TO ORDER	4
14.	SUPPLIER EVALUATIONS	5
15.	SCHEDULING	5
16.	TOTAL EVALUATED COST AND LOAD LOSS PENALTY FORMULAS	5
17.	INDEXING EXAMPLE FOR PRICING	7
18.	INVOICING AND ORDER PLACING	8
19.	TECHNOLOGICAL IMPROVEMENT
20.	ACCEPTANCE OF LATE DELIVERY	9
21.	REFUSAL OF GOODS	10
22.	ADDITIONAL WARRANTY	10
23.	WARRANTY TURNAROUND	10
24.	UTILITIES DISTRIBUTION SPECIFICATIONS	11
24.1	UTILITIES - 1 POLE MOUNTED SINGLE PHASE	12
24.2	UTILITIES - 2 LOW PROFILE, SINGLE PHASE, DEAD-FRONT PAD-MOUNTED	19
24.3	UTILITIES - 3 THREE PHASE, DEAD-FRONT PAD-MOUNTED	29
25.	REPRESENTATIVES	40

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

1.           GENERAL DESCRIPTION

To supply “Distribution Transformers” to the Utilities in a timely manner at the warehouse stated on the individual purchase orders (POs) for the term of this contract. Shipments to the Utilities will be Delivery Duty Paid (DDP) destination (as per Incoterms 2000). Each Utility will issue separate POs.

2.           TERM OF CONTRACT

The term of this contract will be for sixteen (16) months starting September 1, 2006 and ending December 31, 2007. Last delivery will be for April 2008. If by mutual agreement, this contract may be extended by thirty-six (36) months.

The first Material Supply Schedule shall be issued in July 2006. Deliveries are expected to begin in September 2006.

3.           DRAWINGS

Drawings of each transformer are to be issued to the Utilities within thirty (30) days from time of award.

4.           DELIVERY LOCATIONS

Transformers are to be delivered to the Utilities’ locations as specified on the monthly order. Delivery locations will be to but not limited to the following locations:

Newfoundland Power Inc.

Central Warehouse

3 Mews Place
St. John’s, NL. A1B 4M5

Service Warehouses

30 Goff Avenue
Carbonear, NL.  A1Y 1A6

Main Road
Whitbourne, NL. A0B 3K0

Greens Pond Road
Burin, NL. AOE 1GO

151 Memorial Drive
Clarenville, NL. A5A 1K7

6 Magee Road
Gander, NL.  A1V 1W2

September 1, 2006
Distribution Transformers

1

Newfoundland Power Inc.	Schedule B – Statement of Work

Trans Canada Highway
Grand Falls, NL.  A2A 6T3

5.           ESTIMATED FORECAST

The Utilities will supply an estimated annual rolling forecast to the Supplier on a quarterly basis or by request from the Supplier. The Utilities reserves the right to change the estimated monthly requirements.

Each Utility will submit separate forecasts to the Supplier. Each Utility will make best efforts to satisfy the forecasting requirements of the Supplier.

6.           PACKAGING

Packaging for each of the Utilities as follows:

FortisAlberta:
FortisBC:

•	When transformers arrive at the designated warehouses they will be on the correct pallet size two way pallet measuring 48” long by 42” wide to fit the racks, no dirt or mud on the transformers.
•	All transformers shall be strapped to the pallets with high strength webbed plastic strapping.

•	Packing slips must be attached to the ProBills and must accompany shipments. DO NOT attach to pallet.

Newfoundland Power:

•	When transformers arrive at the designated warehouses they will be on pallets with one unit per pallet, no dirt or mud on the transformers.

•	All transformers shall be strapped to the pallets with high strength webbed plastic strapping.

•	Packing slips must be included for each shipment and should include the NP Stock No., the serial number, the NP Purchase Order Release Number, the size and quantity.

Maritime Electric:

•	When transformers arrive at the designated warehouse they will be on CPC pallets (40 x 48). The number of transformers per pallet will be:

-	Four (4) per pallet for all 10 kVA and 15 kVA transformers.
-	Two (2) per pallet for all 25 kVA and 37 kVA transformers.
-	One (1) per pallet for all 50 kVA and 75 kVA transformers.

September 1, 2006
Distribution Transformers

2

Newfoundland Power Inc.	Schedule B – Statement of Work

•	No dirt or mud on the transformers.

•	All transformers shall be strapped to the pallets with high strength webbed plastic strapping.

•	Packing slips must be included for each shipment and should include the Maritime Electric Stock No., the serial number, the Maritime Electric Purchase Order Release Number, the size and quantity.

7.           BILL OF LADING

The Bill of Lading should include the quantity of units shipped, the destination warehouse and the Purchase Order (PO) Release Number. Any additional labeling unique to each of the Utilities will be specified when the PO is issued.

8.           SHIPPING

Transformers are to be shipped on pallets, as specified by each of the. Utilities when the PO is issued. For each shipment, the Supplier will provide a Transformer Log. This Transformer Log will provide the following information for each transformer shipped:

(a)	Company Number
(b)	Transformer Serial Number
(c)	KVA
(d)	Primary Voltage
(e)	Secondary Voltage
(f)	Percentage (%) IZ (Impedance)
(g)	KG Mass
(h)	Litres Oil
(i)	Tap Code
(j)	PO Number
(k)	Ship Date

9.           PRODUCT SAFETY

All Items will be manufactured and shipped following the best professional safety standards that are present in appropriate, current industry standards. The individual companies that form the Utilities may deem to have additional and/or unique safety requirements. Said additional or unique requirements shall be communicated on any or all Purchase Orders.

10.           TEST REPORTS

Certified test reports as per Canadian Standards Association (CSA) Purchasing Specifications DTWG-01, 02 and 03 for all distribution transformers are to be provided in electronic format for all Items purchased. Test results should be provided to each Utility for each shipment or upon request from the individual. Utilities.

September 1, 2006
Distribution Transformers

3

Newfoundland Power Inc.	Schedule B – Statement of Work

11.           FUTURE BUSINESS

If quantities increase due to future business acquisitions or system upgrades, the Utilities reserves the right to open negotiation on the price and delivery of distribution transformers and delivery locations. If not successfully negotiated, the Utilities reserves the right to go to tender.

12.           LEAD TIMES

Time from order to delivery as set forth in “Schedule C – Payment for Work” to this Agreement.

13.           RIGHT TO ORDER

The Utilities reserves the right to purchase any item that the Supplier cannot deliver on time from another Supplier without penalty to the Utilities. This order will then be cancelled from the contracted Supplier.

The Utilities reserves the right to tender all Distribution Transformer pilot programs or implementations as a result of different technologies and product line.

The Supplier is the preferred Supplier of distribution transformer products, however, the Utilities reserves the right to purchase all Items that are not listed within this contract from any other Suppliers.

14.           SUPPLIER EVALUATIONS

Supplier evaluations will be completed at the end of each quarter. A conference call will ‘be coordinated within one (1) month of the close of a quarter by the Utility that is chairing the meeting. The Supplier will be expected to attend at the location that the meeting is being chaired. Location will be rotated between each of the Utilities. As part of these reviews an ongoing Action list, Contact list and Supplier evaluation will be maintained by the Supplier (see “Schedule D - Sample Supplier Performance Evaluation Form”).

15.           SCHEDULING

The Supplier is to keep the Utilities informed (biweekly) of all production schedules at the Utilities request.

The Supplier is to keep the Utilities informed (biweekly) of delivery schedules.

16.           TOTAL EVALUATED COST AND LOAD LOSS PENALTY FORMULAS

As per the “Bid Form” there is a separate Bid Sheet for each of the Utilities. All items listed are those most commonly used by the Utility. Additional items may be included on Purchase Orders (POs) throughout the term of this contract.

September 1, 2006
Distribution Transformers

4

Newfoundland Power Inc.	Schedule B – Statement of Work

The Total Evaluation Cost Formulas identified in the Formula column in each of the Bid Sheets is defined as follows:

Formula A = [XX]
Formula B = [XX]
Formula C = [XX]
Formula D = [XX]

Where:
[XX]

When actual losses exceed guaranteed losses, the transformer supplier must reduce the unit price of the transformer by the amount equal to the penalty calculated below:

Penalty A                      =           [XX]
Penalty B                      =           [XX]
Penalty C                      =           [XX]
Penalty D                      =           [XX]

Where:
[XX]

The loss penalty shall be assessed on the average of each Item on a given purchase order. For each Item, where the cost of total average losses is less than the cost of total guaranteed losses for that Item, the result will not be used to reduce the penalty amount of other Items.

The following information shall be provided with the quotation:

•	Percent exciting current at 105% rated voltage

•
No-load losses at 105% rated voltage and corrected to 85°C as per clause 9.3.2 of CSA Purchasing Specification DTWG-01 (98). Revised 1999 07, clause 8.3.2.1 of CSA Purchasing Specification DTWG-02 (99), or clause 7.3.2.1 of CSA Purchasing Specification DTWG-03 (99)

•	Full load losses at 75 °C

•	Percent impedance at 75 °C

•	Where applicable, percent regulation at 1.0 pl. and 0.8 pl.

•	Outline and nameplate drawings for approval

•	A prototype transformer actual type test results, which are representative of design and manufacturing techniques

September 1, 2006
Distribution Transformers

5

Newfoundland Power Inc.	Schedule B – Statement of Work

17.           INDEXING EXAMPLE FOR PRICING

Index pricing provided by the Supplier in the “Bid Form” is contained in “Schedule C –Payment for Work.” Justification for price increases will be provided to the Utilities using the format in the following example:

[XX]

18.           INVOICING AND ORDER PLACING

As identified in Clause 5 of this “Schedule B – Statement of Work,” the Utilities will supply an estimated annual rolling forecast to the Supplier on a quarterly basis or by request from the Supplier.

The Utilities may provide the Supplier with a Release Schedule on or before the first day of each month. The Release Schedule will display the delivery requirements for the following six months.

The Supplier will acknowledge by telephone, by fax or by E-mail the receipt of the Release Schedule within twenty four (24) hours. For Newfoundland Power Inc. and Maritime Electric Company, Limited, the Release Schedule will be deemed to be the requirements for the six month’s delivery as set out therein. For FortisAlberta and FortisBC a PO will be issued. The Release Schedule will also be electronically transmitted to the Supplier using the Estimated Forecast Schedule form found hereafter.

The Utility will have the right to change the forecasted quantities on previous Release Schedules, any time prior to the first day of the month preceding the shipment month, by increasing or decreasing up to 50% of the total quantities. Changes in the quantities of any individual item cannot exceed 25%. Quantities on the Release Schedule listed as the six month running forecast can be changed by any amount.

The initial delivery period shall take into account the design, and type testing time required for the various Items once an agreement is concluded.

19.           TECHNOLOGICAL IMPROVEMENT

September 1, 2006
Distribution Transformers

6

Newfoundland Power Inc.	Schedule B – Statement of Work

Should the Utility decide to modify their specifications or requirements during the duration of contract, the two parties shall negotiate a reasonable price adjustment to cover the change in cost (up or down).

In the event that the Supplier and the Utility jointly agree to rework and review the technical requirements of the product/services during the term of the contract, the Supplier will share the benefits as described below:

1.           Transformer Losses:

Whenever a Value Engineering study is completed and it results in a net cost saving to the Utility in the no-load and/or load loss, the benefits for each stock item would be shared on the basis of the following formula :

[XX]

The [XX] is derived from the Supplier’s experience that shows that for every $[XX] of improvement in the cost of losses, the manufacturer has an increase in cost of $[XX]. This in turn leaves a $[XX] net saving that would be shared equally between the Utility and the Supplier. Therefore [XX]% of the reduced cost of loss goes to the manufacturer to cover costs and a share of the savings, and [XX]% of the reduced cost of losses goes to the Utility.

2.	All Others:

All other agreed value analysis would have the resulting net savings shared on a [XX] basis.

20.           ACCEPTANCE OF LATE DELIVERY

The Utilities reserves to right to accept late deliveries upon written notice from the Supplier faxed to Inventory Control at the following fax numbers:

Newfoundland Power : (709) 737-2815
Maritime Electric Company, Limited : (902) 629-3706
FortisAlberta Inc. : (403) 514-4414
FortisBC Inc. : (250) 469-8096

Written notification and reasons for late delivery must be sent to the Utilities within three (3) working days of receipt of the order or upon awareness that the order will not be completed or shipped as scheduled. The Utilities reserves the right to apply or not apply penalties based on notification and reasons for late deliveries.

September 1, 2006
Distribution Transformers

7

Newfoundland Power Inc.	Schedule B – Statement of Work

21.           REFUSAL OF GOODS.

The Utilities will refuse transformers delivered on improper pallets, dirty transformers, transformers not individually strapped on pallets, damaged transformers and transformers that do not meet the agreed to specification. This will count as a late delivery.

22.           ADDITIONAL WARRANTY

Warranty is thirty (30) months from the date of notification of readiness of shipment or twenty four (24) months from date of first use by the Owner, whichever date occurs first.

In addition to the above extended warranty of 30/24 months, the Supplier is extending further the warranty against damage due to rust. For damage due to rust, the warranty period will be 10 years after shipment for units made of either painted or unpainted stainless steel 316L. This warranty is limited to the supply and shipping of a replacement tank and does not cover other related cost such as installation/removal cost and repair cost. Should the tank rust to such an extent that it needs to be replaced (imminent risk of perforation) within the warranty period, the Supplier will provide the Owner with a new tank.

This warranty against corrosion is void if the tank surface is damaged by the Owner.

23.           WARRANTY TURNAROUND

●	Statement of general information from the Utility to start the process:

-	Serial number of the failed unit
-	Brief description of problem and circumstances
-	Utilities preferred action (return to the Supplier, fix the problem in place, send to scrap if it is deemed, that the transformer cannot be repaired, etc.)

●	If the unit is returned to the Supplier’s plant (from the DDP Destination), an authorization number (RP Number) is then given to the Utility.

●
Once the unit has arrived at the plant, an initial assessment is normally made within forty eight (48) hours. At this point, the Supplier can notify the Utility of the estimated time necessary to make the repair which of course depends a lot on the cause of the failure.

●	Shipping of the repaired unit to the Utility (to the DDP destination).

●	The Supplier will send to the Utility a complete investigation report of the cause of failure (or the most likely cause) and what was done to repair the failed unit.

24.           UTILITIES DISTRIBUTION SPECIFICATIONS

24.1.	UTILITIES - 1 POLE MOUNTED SINGLE PHASE DISTRIBUTION TRANSFORMERS

September 1, 2006
Distribution Transformers

8

Newfoundland Power Inc.	Schedule B – Statement of Work

24.1.1.
SCOPE

This purchasing specification specifies the requirements for distribution transformers for operation by Newfoundland Power, Maritime Electric, FortisAlberta and FortisBC (referred to as the Owners).

This specification applies to single phase, 60 Hz, distribution transformers designed for operating on an effectively grounded-wye system, type ONAN, rated at 167 kVA or below, with one or two high voltage bushings suitable for direct pole mounting.

24.1.2.
REFERENCES

The provisions of the following standards and specifications latest revisions, shall apply, unless otherwise stated herein:

CSA Purchasing Specification - Pole Mounted Single Phase Distribution Transformers DTWG-01 (98), Revised 1999 07.

24.1.3.
CSA SPECIFICATION MODIFICATIONS

The numbering of the following clauses is identical to those used in CSA Purchasing Specification DTWG-01 (98), Revised 1999 07. Where no reference is made, the CSA Specification DTWG-01 shall apply. Additional or modifying statements, as given in this specification shall govern.

4.4           Off-Circuit Voltage Taps:

4.4.1
Newfoundland Power:
Transformers are to be supplied without taps.

Maritime Electric:
The following transformers shall be equipped with taps:
(a)           All transformers with 347 volts secondary
(b)           All transformers 50 kVA and larger

FortisAlberta:
FortisBC:
At the time of order, transformers will be specified with or without high voltage taps. This information can be found in the appropriate Owner’s item number description.

4.4.2
FortisAlberta:
FortisBC:

September 1, 2006
Distribution Transformers

9

Newfoundland Power Inc.	Schedule B – Statement of Work

When specified, taps shall be four 2 1/2%, 1 FCAN and 3 RCBN. Transformer with tapped primary windings shall have external operated handles for off-circuit operation.

4.10           Impedance
FortisAlberta:
FortisBC:
There are no minimum impedance requirements for transformers of 25 kVA and below. For transformers of sizes 50 kVA and above, the impedance shall be limited to an absolute minimum of 1.5%.

Newfoundland Power.
Maritime Electric:
Impedances to be as specified in CSA Purchasing Specification DTWG-01 (98) as required to limit the short circuit current at the service entrance equipment (Clause 4.10 and 11.1(m)).

5.2.2 Low Voltage Grounding Strap
FortisAlberta:
FortisBC:
Transformer with one H.V. Bushing - an external copper grounding strap shall be provided to connect the secondary neutral terminal to the transformer tank as per CSA Purchasing Specification DTWG-01 clause 5.2.2 and 6.2.2.

5.2.2.1
Newfoundland Power:
Maritime Electric:
The neutral grounding strap shall be extruded aluminum alloy type 6061, connected to the terminals with 12 mm galvanized steel hardware. Multi-grounding straps of the above material are permitted to a maximum of 6 straps.’

5.2.2.2
Newfoundland Power;
Maritime Electric:
The tank connection shall be a type 316L stainless steel spade terminal, welded to the tank with 3161, stainless steel material.

6.1.2 High Voltage Bushings
FortisAlberta:
FortisBC:
At the time of order, transformers will be specified to have one or two high voltage bushings. This information can be found in the Owner’s item number description.

September 1, 2006
Distribution Transformers

10

Newfoundland Power Inc.	Schedule B – Statement of Work

Newfoundland Power:
All high voltage bushings shall be supplied with a minimum creepage distance as specified in CSA Purchasing Specification DTWG-0l (98), with, the exception of 18 kV insulation class units which shall have a minimum creepage distance of 762 mm. The high voltage bushing on all 18 kV class transformers, and 15 kV class transformers where specified, shall have its complete lower circumference in contact with the transformer cover and its complete upper circumference in contact with the high voltage terminal by means of a stainless steel anti-tracking spring, RTE #2601887A01 or equivalent. The lower anti-tracking spring shall be bonded to the transformer tank by means of a stainless steel or galvanized bolt. In place of the anti-tracking spring, the high voltage bushing may be supplied with other acceptable means of eliminating corona damage to the gaskets, and shall be approved prior to implementation.

6.2.1.2 H2 Terminal
FortisAlberta:
FortisBC:
When one H.V. bushing is specified, the H2 terminal shall be provided as per clause 6.2.1.2 of CSA Purchasing Specification DTWG-01. A clamp type H2 grounding connector suitable for #6 to #2 AWG copper conductor as per CSA Purchasing Specification Fig. 2(b) shall also be installed at the H2 terminal.

A 1/2” -13 NC X 1 1/4” silicon bronze hex head bolt shall be installed on the top surge arrester boss.

Newfoundland Power:
An H2 grounding connector as per DTWG-01 (98) Clause 11.1(1) shall be provided.

Maritime Electric:
The H2 terminal shall be spade type 316 L stainless steel, welded to the tank with 316 L stainless steel material.

6.2.2 Low-Voltage Terminals
FortisAlberta:
FortisBC:
Bushings shall be complete with spade type or clamp type connectors suitable for stranded copper and aluminum conductors of sizes as follows:

120/240V	240/480V	346/600V	Secondary terminals
10 – 15 kVA	25 kVA and below	50 kVA and below	Clamp type terminal for #6 – 2/0 conductor size
25 kVA	50 kVA	-	Clamp type terminal for #2 – 350 MCM conductor size
50 kVA and above	75 kVA and above	75 kVA and above	Spade type terminal as Per CSA DTWG-01

September 1, 2006
Distribution Transformers

11

Newfoundland Power Inc.	Schedule B – Statement of Work

For transformer terminals equipped with 2 hole NEMA pads, single barrel mechanical connectors (HOMAC Part No. ABK 1750) shall be supplied and installed on each of the secondary terminals. For transformer terminals equipped with 4 hole NEMA pads, double barrel mechanical connectors (HOMAC Part No. ABK 2750) shall be supplied and installed on each of the secondary terminals.

Maritime Electric:
The low voltage terminals shall be copper to copper basket type. The connector shall accommodate a conductor range from #6 - #4/0 for 25 kVA transformers and less and #2-350 MCM for 37 kVA and above.

6.2.2.7 Terminal Material
Newfoundland Power:
The low voltage terminals shall be unplated aluminum spade type and the X2 to X3 jumper strap, where required, shall be one-piece unplated aluminum. All material is to be extruded aluminum alloy type 6061 with galvanized hardware.

8. Mechanical Characteristics
8.1 Construction
All transformer material is to be new.

Newfoundland Power:
Maritime Electric:
The tank material shall be painted or unpainted 3161, stainless steel. The stainless steel tanks are to have passivation (pickling/acid wash) treatment.

Transformers are to be supplied without additional exterior cooling (no fins, cooling tubes or radiators).

Newfoundland Power:
Edges of the transformer cover and outer edge of the upper mounting bracket shall have sharp edges removed.

8.3 Pressure Relief
Maritime Electric:
The pressure relief device should be replaced with an Internal Fault Detector (IFDTM) fitted with a 5 psi pressure relief device.

8.11.1 General
Maritime Electric:
All fastening hardware used to secure the cover and external connections is to be hot dipped galvanized.

Newfoundland Power:
All fastening hardware used to secure the cover and external connections is to be stainless steel or silicon bronze.

Maritime Electric:

September 1, 2006
Distribution Transformers

12

Newfoundland Power Inc.	Schedule B – Statement of Work

Newfoundland Power:
Preference is for non-cover band designs. However, if supplied, cover bands are to be 316L stainless steel secured with stainless steel hardware (Silicon Bronze Nut).

Cover clamp designs must have a protective barrier between the clamp and cover to protect the paint finish.

8.12 Surge Arrester Mounting Provision
Maritime Electric:
The Owner will have the option of installing a surge arrester on the pole-mounting brackets. The Owner will provide the Supplier with sufficient notice of any changes. Surge arrester mounting bosses shall be supplied.

Bidders when offering arresters are to quote Joslyn Cat #ZHP010-0011100 (for primary voltage 72 kV and 8 kV) and ZHP018-0011100 (for primary voltage 14.4 kV).

Arrester brackets must accommodate Joslyn arresters #ZHP010-0011100 and ZHP018-0011100.

Newfoundland Power:
Surge arrester mounting bosses shall be provided as per CSA Purchasing Specification DTWG¬01 (98) complete with surge arrester mounting bracket.

8.13 Welding
Newfoundland Power:
Maritime Electric:
All welding is to be carried out as per CSA Purchasing Specification DTWG-01, Clause 8.13. All welds to be properly shot blasted and all welding residue shall be removed.

9.2 Routine Tests
FortisAlberta:
FortisBC:
Certified Test Reports shall be submitted before shipment. Any discrepancy between the guaranteed and the test results shall be noted.

10.2.3 Information on Nameplate
FortisAlberta:
FortisBC:
The following additional information shall be included on the nameplate:
a.)           Owner’s material item number
b.)           Year and month the transformer is shipped (e.g. 95/01)

10.4 Tank Markings
Newfoundland Power:
Maritime Electric:

September 1, 2006
Distribution Transformers

13

Newfoundland Power Inc.	Schedule B – Statement of Work

Transformers are to be numbered prior to shipment with numbers to be supplied by the Owner.

FortisAlberta:
FortisBC.
The year and month the transformer is shipped shall be marked with 50mm lettering at a location adjacent to the low voltage marking.

14

24.2.       UTILITIES - 2

LOW PROFILE, SINGLE PHASE, DEAD-FRONT PAD-MOUNTED DISTRIBUTION TRANSFORMERS

September 1, 2006
Distribution Transformers

1

Newfoundland Power Inc.	Schedule B – Statement of Work

24.2.1.        SCOPE

This purchasing specification applies to low-profile, single phase, dead-front, pad-mounted, distribution transformers, type ONAN, rated at 167 kVA or below, insulation class /8 kV or less, suitable for mounting outdoors on pads without additional protective enclosures.

The transformers covered in this specifications shall be designed to operate on 60 Hz, multi-grounded wye distribution systems with primary voltages up to 14,400/24,940 volts, and secondary voltages at 120/240 volts.

24.2.2.          REFERENCE STANDARDS

The provision of the following standards, latest editions, shall apply unless otherwise specified herein. This specification shall take precedence over any standard quoted herein in case of any conflict.

CANADIAN STANDARDS ASSOCIATION

CSA Purchasing Specification DTWG-02 (99), “Low Profile, Single Phase, Dead-Front, Pad-Mounted Distribution Transformers”.

24.2.3.           MATERIAL

Newfoundland Power:
Transformer material shall be 3161, stainless steel. This includes the transformer tank, base, hinges, hood and other exterior items.

24.2.4.           CSA SPECIFICATION MODIFICATIONS

The numbering of the following clauses is identical to that used in. CSA Specification DTWG¬02 (99). Where no reference is made, the CSA Specification DTWG-02 shall apply. Additional or modifying statements as given in this specification, shall govern.

4.4                 Off-Circuit Voltage Taps
4.4.1
FortisAlberta:
FortisBC:
At the time of order, transformers will be specified with or without high voltage taps. This information can be found in the appropriate owner’s material item number description. Transformers requiring taps shall have four 2 1/2 % taps (2 FCAN, 2 RCBN).

4.10 Impedance
Maritime Electric:
Newfoundland Power:
Minimum impedances shall be per DTWG-02 (99) Clauses 4.10 and 11.1(n) as follows:

50kVa	1.5%
75 kVA	2.0%
100-167 kVA	2.5%

September 1, 2006
Distribution Transformers

2

Newfoundland Power Inc.	Schedule B – Statement of Work

5.2     Mechanical Features
5.2.1 Dimensions
FortisAlberta:
FortisBC:
The overall height of the transformer shall be 670 ± 25 mm.

5.2.2 Cable Entrance Compartment
5.2.2.4
FortisAlberta:
FortisBC:
For transformers rated at 12470GrdY/7200 volts only, the bonding connection between the hood and the tank shall be flexible rubber or neoprene coated copper of #2 AWG.

5.2.2.8
FortisAlberta:
FortisBC:
For the purpose of securing the transformer to the pad, four foundation clamps as shown in Fig 4 of this specification shall be supplied with each transformer.

Transformer Tank
FortisAlberta:
FortisBC:
Two of the top edges of the transformer tank shall be rounded with a minimum 25 mm radius as per Clause 5.2.3. of DTWG-02.

5.3.2 Drip Tray
FortisAlberta:
FortisBC:
Drip tray meeting the requirements of Clause 5.3.2 of DTWG-02 or a type approved by the Owner shall be installed below the location of the withdrawable fuses.

5.3.3 Fuse Identification
FortisAlberta:
FortisBC:
The fuse rating and manufacturer’s catalogue number of the bayonet fuse and current limiting fuse shall be identified on the nameplate as shown on Fig 6 of the CSA Purchasing Specification DTWG-02.

6.2  High-Voltage Bushings
6.2.1
FortisAlberta:
FortisBC:
High Voltage Bushing wells shall be provided as per Clause 6.2 of DTWG-02 and shall have replaceable studs and shall be externally clamped (ELASTIMOLD KI601PCC-R or equivalent).

September 1, 2006
Distribution Transformers

3

Newfoundland Power Inc.	Schedule B – Statement of Work

Maritime Electric:
The high voltage bushings shall be short shank universal bushing well type with bail tabs. In addition, the bushing well shall be fitted with a load break thermoplastic bushing insert (RTE or Elastimold) and protected with a cap. All current carrying elements are to be copper based material.

Newfoundland Power:
The high voltage bushings shall be short shank universal bushing well type with bail tabs. Transformers shall be supplied without loadbreak bushing inserts. The universal bushing well shall be protected by a shipping cap.

6.3           Low Voltage Bushings
63.1.
FortisAlberta:
FortisBC:
Low Voltage Bushings of transformers up to 100 kVA shall be straight 7-hole spade. type. The threaded stud type terminal is acceptable as an alternative to the one-piece integral type.

Maritime Electric:
Newfoundland Power:
Terminals for all sizes of transformers shall be bronze or copper tin plated bar type.

Low voltage terminals for transformer sizes up to, and including, 167 kVA shall be in accordance with. Figure 9(a) of DTWG-02.

6.4           Grounding
6.4.2
FortisAlberta:
FortisBC:
For transformers rated at 12470GrdY/7200 volts only, the removable grounding strap between the X2 terminal and the grounding terminal should be of either aluminum or stainless steel of size as Table 7 of DTWG-02.

7.1           Off-Circuit Tap Changer and Voltage Selector Switches
FortisAlberta:
FortisBC:
Tap switches, when specified,’ shall be hot-stick operable type, and shall meet the requirements of Clause 7.1 of DTWG-02.

8.2           Routine Tests
FortisAlberta:
FortisBC:
Certified Test Reports shall be submitted before shipment. Any discrepancy between the guaranteed and the test results shall be noted.

9.1           Finish Performance

September 1, 2006
Distribution Transformers

4

Newfoundland Power Inc.	Schedule B – Statement of Work

The exterior finish shall conform to ANSI C57.12.28, latest revision, except the salt spray test acceptance criteria shall be 1500 hours.

Maritime Electric:
Newfoundland Power:
The salt spray test painted panel shall conform to ANSI C57.12.29. The scribe through the paint for evaluation shall be at right angles to the weld bead. The samples shall be made using normal production welding material and equipment.

9.2           Colour
FortisAlberta:
FortisBC:
The exterior finish shall be in Seafoam Green, Munsell 4.82 G 4.07/ 3.35.

Maritime Electric:
Newfoundland Power:
Transformer shall be painted equipment green Munsell 9GY 1.5/2.6. Munsell gray shall also be provided if specified in the tender document.

10.2           Nameplate and Connection Diagram
FortisAlberta:
FortisBC:
A combination nameplate as per Clause 10.2 of DTWG-02 shall be provided. In addition, the following information shall also be included on the nameplate:
a)           Owner’s Material Item Number
b)           Year and month the transformer is shipped (e.g. 95/09)

10.5.2.4  Electrical Hazard Warning Signs
FortisAlberta:
FortisBC:
Electrical Hazard Warning Signs as per DTWG-02 shall be affixed on the inside and outside of the compartment hood by the manufacturer.

Caution Sign as per Fig 2 of this specification shall be stenciled or decaled in yellow on the exterior and front side of the cable compartment hood as shown in Fig 1 of this specification.

Danger Sign as per Fig 3 of this specification shall be stenciled or decaled in white on the exterior and front side of the cable compartment hood as shown in Fig 1 of this specification.

11.1           Optional Items
FortisAlberta:
FortisBC:
g)
The material item number, kVA rating, year and month the transformer is shipped, shall be stenciled or decaled in white, on the exterior and front side of each compartment hood, in 50 mm, 65 mm and 65 trim lettering respectively, as per Fig. I of this specification.

Maritime Electric:
Newfoundland Power:

September 1, 2006
Distribution Transformers

5

Newfoundland Power Inc.	Schedule B – Statement of Work

c)	All units shall be equipped with a drain and filler plug. Units for Maritime Electric shall also be equipped with a drain valve.

k)
If specified in the tender document, the transformers shall have two 2-1/2% taps above rated voltage and two 2-1/2% taps below rated voltage. Units for Maritime Electric shall be equipped with taps as indicated above.

m)	If specified in the tender document, the transformers shall be supplied with bar code labels.

12.0           Packaging
Maritime Electric:
Newfoundland Power:
Each transformer shall be shipped on a pallet as a completely assembled unit.

Each transformer shall be suitably packed so as to insure delivery in good condition.

Each transformer shall be shipped in an open-top carrier so as to allow easy removal with a crane.

September 1, 2006
Distribution Transformers

6

Newfoundland Power Inc.	Schedule B – Statement of Work

NOTE:	Four lifting bosses and bolts to be supplied and positioned such that balance is maintained when lifted.

September 1, 2006
Distribution Transformers

7

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

8

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

9

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

10

Newfoundland Power Inc.	Schedule B – Statement of Work

24.3	UTILITIES – 3 THREE PHASE, DEAD-FRONT PAD-MOUNTED DISTRIBUTION TRANSFORMERS

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

24.3.1.    Scope

This purchasing specification applies to three-phase, 60 Hz, dead front, pad-mounted, distribution transformers, type ONAN, rated at 3000 kVA or below, insulation class 18 kV or less, suitable for mounting outdoors on pads without additional protective enclosures.

24.3.2.     Reference Standards

The provisions of the following standards, latest editions, shall apply unless otherwise specified herein. This specification shall take precedence over any standard quoted herein in case of any. conflict.

CANADIAN STANDARDS ASSOCIATION

CSA Purchasing Specification DTWG-03 (99), “Three Phase, Dead-Front, Pad-Mounted Distribution Transformers”.

24.3.3.     Material
Newfoundland Power:

Transformer material shall be 3161, stainless steel. This includes the transformer tank, base, hinges, doors and other exterior items.

24.3.4.     CSA Specification Modifications

The numbering of the following Clauses is identical to that used in CSA Purchasing Specification DTWG-03 (99). Where no reference is made, the CSA Specification DTWG-03 shall apply. Additional or modifying statements as given in this specification, shall govern.

4.2.5         GrdY-GrdY Connected Transformers
FortisAlberta:
FortisBC:
The core shall be a five-legged design or an equivalent design that provides a path for unbalanced core flux.

4.5            Off-Circuit Voltage Taps
FortisAlberta:
FortisBC:

Transformers shall have high voltage taps as follows: 2-1/2% and 5% full capacity above the rated voltage, and 2V2% and 5% reduced capacity below rated voltage.

4.11           Impedance
Maritime Electric:
Newfoundland Power:
Transformers rated 500 kVA and above shall have a minimum impedance of 4%.

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

5.13            Lifting Provisions
FortisAlberta:
FortisBC:
Four lifting lugs shall be mounted such that balance can be maintained when lifting.

5.1.4           Jacking Provision
FortisAlberta:
FortisBC:
Four jacking steps shall be mounted such that balance can be maintained when lifting.

5.1.6           Drain Plugs, Pressure Relief Device and Liquid Level Indicator
FortisAlberta:
FortisBC:
The 1” drain valve with sampling device shall be located on .the lower area of the front of the tank on the right side of the low voltage terminations.
The filler plug provided shall be a minimum 3/4” and located above the low voltage bushings.

5.1.9           Off-CircuitTap Changer and Voltage Selector Switches
FortisAlberta:
FortisBC:
Tap changer shall be mounted above the low voltage bushing or alternatively on the high voltage side of the compartment where it is accessible with cables in place. The tap changers shall be the externally operable handle type meeting the requirements of Clause 5.1.9 of CSA Purchasing Specification.

5.1.14           Radiators and Transformer Compartment
Maritime Electric:
Newfoundland Power:
Preference is for no exterior cooling (i.e., fins, cooling tubes or radiators). If exterior cooling is used, the material used shall be either 304 or 400 series stainless steel or galvanized for Maritime Electric and 3161, stainless steel for Newfoundland Power. Exterior cooling shall be painted as per Clause 8.0 of CSA DTWG-03.

5.2.1.6           Internal Flange
FortisAlberta:
FortisBC:
Four foundation clamps as shown in Figure 1 of this specification shall be supplied with each transformer.

5.2.1.7            Doors and. Roof
FortisAlberta:
FortisBC:
For transformers rated at 12470GrdY/7200 volts only, the bonding between the tank and the compartment side, sill, door and roof shall be flexible rubber or neoprene coated copper jumpers of #6 A WG or larger.

5.3           Fusing

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

Maritime Electric:
Transformers shall be fused as per CSA DTWG-03.

Newfoundland Power:
Transformers shall be fused as per CSA DTWG-03 except, unless specified in the tender document, radial feed transformers shall be supplied without fusing.

5.3.1           Bayonet Fuse Assembly
FortisAlberta:
FortisBC:
All transformers shall be equipped with a two-fuse system, consisting of replaceable bayonet fuses, RTE type or equivalent, with flapper sidewall mount fuse assembly (Cooper Cat #4000361C99FV or equivalent) as per. Table 11 of CSA Purchasing Specification DTWG-03, and under oil partial range back up current limiting fuses (CLF), RTE type ELSP or equivalent. The voltage rating of the CLF shall be greater than or equal to the phase-to-neutral voltage of the transformer in the highest tap position, and for transformers with rated primary voltage of 24940GrdY/14400 volts, the voltage rating of the CLF shall be 23 kV. The manufacturer will ensure that the CLF supplied coordinates with the bayonet fuse at the transformer designed impedance. The connection of the fuses shall be as per Figure 7 of CSA DTWG-03.

6.1.2           High-Voltage Bushings
6.1.2.1
FortisAlberta:
FortisBC:
High voltage bushing wells have replaceable studs and shall be externally clamped (ELASTIMOLD K1 601PCC-R or equivalent).

Maritime Electric:
The high voltage bushings shall be short shank universal bushing well. In addition, the bushing well shall be fitted with a load break thermoplastic busing insert (RTE or Elastimold) and protected with a cap. All current carrying elements are to be copper based material.

Newfoundland Power:
The high voltage bushings shall be short shank universal bushing well. Transformers shall be supplied without loadbreak bushing inserts. The universal bushing well shall be protected by a shipping cap.

Maritime Electric:
Newfoundland Power:
Transformers with high voltage loop feed shall have the loop feed feature internally connected and capable of carrying 200 Amperes (continuous) and 10,000 Amperes (Symmetrical) for 0.17 seconds, minimum X/R = 6.

6.1.3           Low-Voltage Bushings
6.1.3.1
FortisAlberta:
FortisBC:

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

Low voltage bushings for transformers with 480Y/277 volt secondary shall be spade type and of sizes equivalent to 600Y/347 volt secondary as per Table 9 and Figure. 10 of CSA Purchasing Specification DTWG-03.
Dimensions of spade terminals must be closely followed as per. Figure 10 of DTWG-03. Terminals may be used to accommodate CGE type JABO current transformers.

6.2.2           Grounding Assembly
FortisAlberta:
FortisBC:
For transformers rated at 12470GrdY/7200 volts only, the grounding assembly as per clause 6.2.2 of DTWG-03 shall be made of stainless steel.

6.2.3           Neutral Terminal
FortisAlberta:
FortisBC:
The connection between the neutral terminal and the ground bus shall be either aluminum or stainless steel of suitable ampacity.

7.2           Routine Tests
FortisAlberta:
FortisBC:
Certified Test Reports shall be submitted to FortisAlberta/FortisBC before shipment. Any discrepancy between the guaranteed and the test results shall be noted.

8.1           Finish Performance
The exterior finish shall conform to ANSI C57.12.28, latest revision, except the salt spray test acceptance criteria shall be 1500 hours.

Maritime Electric:
Newfoundland Power:
The salt spray test painted panel shall conform to ANSI C57.12.29. The scribe through the paint for evaluation shall be at right angles to the weld bead. The samples shall be made using normal production welding material and equipment.

Provisions shall be made so that water does not accumulate on top of the transformer tank compartment.

8.2           Colour
FortisAlberta:
FortisBC:
The exterior finish shall be seafoam green, Munsell 4.82 G 4.07/3.35.

Maritime Electric:
Newfoundland Power:
Transformer shall be painted equipment green Munsell 9 GY 1.5/2.6. Munsell gray shall also be provided if specified in the tender document.

9.1.3           Information on Nameplate

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

FortisAlberta:
FortisBC:
The following additional information shall be included on the combination nameplate:
a)           FortisAlberta/FortisBC material item number
b)           Year and month the transformer is shipped (e.g., 95/01)

9.4.3.4                      Electrical Hazard Warning Signs
FortisAlberta:
FortisBC:
Caution Sign as per Figure 3 of this specification shall be stenciled or decaled in yellow on the exterior of the low voltage compartment door as shown in Figure 2.

Danger Sign as per Figure 4 of this specification shall be stenciled or decaled in white on the exterior of the high voltage compartment door as shown in Figure 2.

9.4.4.4                      Stock Code No.
FortisAlberta:
FortisBC:
In addition, the kVA rating, year and month the transformer is shipped, in 50 mm lettering, shall be stenciled or decaled in white on the exterior of the low voltage compartment door, below the caution sign as shown in Figure 2 of this specification. The FortisAlbertalFortisBC Material Item Number, in 25 mm lettering, shall be stenciled or decaled in white on the exterior of they high voltage compartment door as shown in Figure 2. All of the above information shall also be punched on the nameplate.

10.           Optional Items
FortisAlberta:
FortisBC:
(a)
Loop feed transformers shall be equipped with two sets of three phase, two position, line loadbreak switches (SWA and SWB) meeting the requirements of clause 5.1.12 of CSA DTWG-03 and connected as per Figure 7 of CSA DTWG-03. A transformer winding switch is not required.

(i)	For 750 kVA and larger transformers, a top oil temperature gauge with a drag hand for maximum temperature indication shall be installed and located above the low voltage bushings.

Maritime Electric:
Newfoundland Power:
(f)
When specified, the transformer shall have two 2-’4% taps above rated voltage and two 2-V2% taps below rated voltage on the high voltage winding. Units for Maritime Electric shall be equipped with taps as indicated above.

(i)	All transformers for Maritime Electric shall be supplied with a thermometer of the maximum indicating type.

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

(k)	If specified in the tender document, the transformers shall be supplied with bar code labels.

11.           Packaging
Maritime Electric:
Newfoundland Power:
Each transformer shall be shipped on a pallet as a completely assembled unit and suitably packed so as to insure delivery in good condition.
Each transformer shall be shipped in an open-top carrier so as to allow easy removal with a crane.

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule B – Statement of Work

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Schedule C – Payment for Work

1.	GENERAL	1

	1.1 Definitions	1
	1.2 Full and Complete Payment	1

2.	INVOICING	1

	2.1 Items Ordered	1
	2.2 Accounts Payable Addresses	1
	2.3 Payment of Invoices	2

3.	CONTRACT PRICE	2

4.	CONTRACT AWARD	2

September 1, 2006
Distribution Transformers

1.             General

Definitions

Capitalized terms used and not defined in this "Schedule C Payment for Work" shall have the meaning given thereto in the General Conditions where so defined.

Full and Complete Payment

As full and complete payment for the performance of the Work and the discharge of all obligations of the Utilities under the Contract, the Utilities shall pay Supplier the. Contract Price as set forth in Clause 3 of this "Schedule C - Payment for Work."

2.             Invoicing

Items Ordered

The Contract Price on items shall be paid based on the shipment of the material.  Supplier shall submit invoices based on the work performed and materials delivered to destination.

Accounts Payable Addresses

Newfoundland Power Inc.
55 Kenmount Road
St. John's, NL
A1B3P6

Maritime Electric Company, Limited
180 Kent Street
P.O Box 1328
Charlottetown, PE CIA 7N2

FortisAlberta Inc.
P.O Box 2570
Station "M"
Calgary, AB T2P 5H4

FortisBC Inc.
Landmark IV
5th Floor, 1628 Dickson Avenue
Kelowna, BC VI Y 9X1

Payment of Invoices

The Utilities shall pay approved invoice amounts or approved portions thereof within thirty (30) days of receipt of the invoice.
Supplier may offer a discount for early payment.

September 1, 2006
Distribution Transformers

3.           Contract Price

       The Contract Price is set using the information provided by the successful Supplier(s) in the "Bid Form".

4.           Contract Award

      The Contract was awarded for the items as per the following items attached. The quantities awarded are estimates only.

      [XX]

September 1, 2006
Distribution Transformers

BID FORM

National Distribution Transformers

February 6, 2006

05-041

For:

Newfoundland Power Inc.
Maritime Electric Company, Limited
FortisAlberta Inc.
FortisBC Inc.

IDENTIFICATION OF BIDDER

Pioneer Transformers Ltd.

(Name of Bidder)

506 Henderson Drive, Regina, SK  S4N 5X2

(Address of office of Bidder)

612 Chemin Bernard, Granby, Quebec, J2G 8E5

(Bidder’s Address)

Hereinafter called the "Bidder", hereby declares that the Bidder is a corporation duly incorporated under the laws of the Province of

Quebec: February 28th, 1995

(Jurisdiction and Date of Incorporation)

September 1, 2006
Distribution Transformers

Newfoundland Power Inc.	Bid Form

1.           ADMINISTRATION

1.1.        Pricing Precedence

The Bidder agrees that at the end of the contract, the total contract price shall be determined by the actual quantities multiplied by the unit prices set forth as adjusted by any changes approved in accordance with the Contract Documents.

1.2.         Personnel

The Supplier Personnel:

2.           PRICES

The undersigned Bidder, having carefully examined the Bid Documents and the proposed Work, and having full knowledge of the work required and of the material to be furnished and used, hereby agrees to provide all necessary material, supervision, labour, and equipment to perform and complete all work and fulfill everything as set forth and in strict accordance with the Bid Documents and Addenda as listed below for the sum provided in this "Bid Form" document.

September 1, 2006
Distribution Transformers

1

Newfoundland Power Inc.	Bid Form

The price detailed below must include all work to complete the work described in “Schedule B – Statement of Work” as per the defined milestone dates.

2.1.         Firm Pricing

Firm Pricing for July 1, 2006 to December 31, 2006. Pricing to be provided using the attached Utility Bid Sheets.

2.1.1.       Contract Price

The Contract Price as defined under "Contract Price" in "Schedule C Payment for Work." These prices will be DDP destination.

2.2.          Index Pricing

Index Pricing for January 1, 2007 to December 31, 2007 to be based on the following information provided by the Supplier(s)..

The items listed in the tables represent those most commonly used by the Utilities.

[XX]

September 1, 2006
Distribution Transformers

2

Newfoundland Power Inc.	Bid Form

2.2.1.  Contract Price

The Contract Price as defined under “Contract Price” in Schedule C-Payment for Work “These prices will be DDP destination.

Warranty Policy (state if better than what is stated in Schedule A – General Conditions”)

Liability for the in/out cost is limited to [XX]% of the value of the individual transformer.

Warranty Turnaround (state time from the Utilities notification)
Within 48 hours of notification, Pioneer will provide and action plan to remedy the problem.   The turn around time will depend on the problem.  Pioneer will choose between sending the transformer back to the factory or having a local company make the necessary repairs, which ever is most convenient to Fortis.

Additional costs for Radio Frequency Identification (RFID) for each item
Need clarification

Additional costs for providing and installing the lightning arrestor bracket as per “Schedule B-Statement of Work” Section 25.13 “8.12 Surge Arrestor Mounting Provision”

Not applicable

Contingency Plans to be attached to this Bid Form

a.	Delivery of urgent product requests:

Pioneer will make every effort to accommodate each request.

b.	Weather (ice storms, flooding, blizzards, etc) or any other emergencies:

September 1, 2006
Distribution Transformers

3

Newfoundland Power Inc.	Bid Form

Pioneer will make every effort to mitigate the effects of any event

c.	Labor disputes, which result in work stoppage, or work slow down for the Supplier's

Pioneer has a labour agreement in effect until 2010.

d.	Catastrophic Events

September 1, 2006
Distribution Transformers

4

SIGNATURES

September 1, 2006
Distribution Transformers

5

Pioneer Transformers Reference Number 53-036-116

[XX]

September 1, 2006
Distribution Transformers

6

Pioneer Transformers – Reference Number 53-036-116

Comments and Exceptions

[XX]

September 1, 2006
Distribution Transformers

7

CERTIFICATE OF INSURANCE

Please complete and Fax this Certificate of Insurance to Newfoundland Power; Materials Management Fax # (709) 737-5817. Mailing address is: P.O. Box 8910, St. John's, NL A1B 3P8

September 1, 2006
Distribution Transformers

8

Newfoundland Power Inc.	Schedule D – Supplier Performance Evaluation

Supplier Performance Evaluation

Purpose of Evaluation:

- Benchmarking supplier performance
- Identifying opportunities for improvement
- Developing action plans with the supplier

Supplier Name:

Product/Service: Distribution Transformers

Business Volume (Time Period): $

Evaluation Period:

Scoring Criteria	100 Excellent (Exceeds Expectations)	99-95 Acceptable	94-90 Marginal	<89 Unacceptable	For Office Use Only — Score by:	
Points	3	2	1	0		Weighted Average
1. Delivery Quality						X 3
Delivers on time (+/- 5days)	☐	☒	☐	☐	[illegible]	6
Lead time competitiveness	☐	☒	☐	☐	2	4
Delivers correct items	☐	☒	☐	☐	2	4
Emergency/Rush Request	☐	☒	☐	☐	2	4
				Total		18/36
2. Pricing Quality						X 3
Competitive pricing	☒	☐	☐	☐	2	6
Pricing Stability	☒	☐	☐	☐	3	9
Price Changes - Notice/Dialog	☒	☐	☐	☐	3	9
Price Accuracy	☒	☐	☐	☐	3	9
				Total		33/36
3. Customer Service Quality						X 2
Supplier Representative	☐	☒	☐	☐	2	4
Market insight/Innovation	☐	☒	☐	☐	2	4
Technical Support	☐	☒	☐	☐	[illegible]	4
Products training	☐	☒	☐	☐	2	4
Flexibility	☐	☒	☐	☐	2	4
				Total		20/30
4. Product/Service/S.D. Quality						X 1
Reliability/Durability	☐	☒	☐	☐	1	2
Meeting Specification	☐	☒	☐	☐	2	4
Environmental Leadership	☐	☒	☐	☐	3	3
Industry leader in product/service	☐	☒	☐	☐	2	2
				Total		11/12
				Grand Total		82/114

September 1, 2006
Distribution Transformers

1

Newfoundland Power Inc.	Schedule D – Supplier Performance Evaluation

Today’s Date:  _______________

Supplier Performance Evaluation

September 1, 2006
Distribution Transformers

2

Newfoundland Power Inc.	Schedule D – Supplier Performance Evaluation

Definitions:

1) Delivery Quality

Delivers on Time	Material is to arrive at destination within plus or minus five days of the delivery date as shown on the purchase order.
Lead Time Competitiveness	How does the supplier quoted lead-times compare to others in the same industry? Is it competitive or is it much longer than industry standard?
Delivers Correct Item	The material must arrive with the correct documentation and without any deficiencies in order for it to be accepted and received.
Emergency/Rush Requests	Is the supplier able to meet the agreed upon delivery? Does the supplier react with an awareness of urgency? If a rush is not requested the supplier will be scored acceptable and receive 2 points.

2) Pricing Quality

Competitive Pricing	A random price comparison will be performed to see where the supplier's price falls in comparison to others in the industry.
Pricing Stability	Does the pricing tend to fluctuate? Are there price increases that occur without notice?
Pricing Changes	Does the supplier give advanced notice of price increases so we can take advantage of current price structure? (This does not include contracts or outline agreements.)
Price Accuracy	Do supplier invoices get forwarded from accounting to the buyers because they reflect differently than the purchase order, i.e. price discrepancies

3) Customer Service Quality

Supplier Representative	Is the representative involving him/herself in our business? Do they maintain contact as often as we would like? Is the representative responsive to our requests and needs?
Market Insight/Innovation	Is the supplier bringing new products to our attention? Is the supplier offering alternatives or advice on moving away from unique material in favour of more industry standard material? Do they investigate new or different ways to improve on processes and business practices (win/win)?
Technical Support	How well does the supplier contribute on technical matters? (Leading Products)
Product Training	Does the supplier provide training on new products to the end users?
Flexibility	When a request is made of the supplier, do they try all options (step outside the box)? Is the supplier viewed as going the extra mile for us?

4) Products/Service/S.D. Quality

Reliability	Does the product breakdown? Are the specifications of the item what we requested or has a deficient product been used?
Durability	Is the product doing what it is supposed to be doing, for as long as it should? Are warranties dealt with in a satisfactory and timely manner?
Meeting Specification	Is the delivered product exactly as we ordered?
Environmental Leadership	Is the supplier seen as a leader in their industry? Do they have written policies/practices on environmental responsibility?
Industry Leader in Product/Service	Does the supplier have a research and development department? What is the supplier's commitment and involvement on Research and Development?

September 1, 2006
Distribution Transformers

3